Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. As presented in the tables below, this hierarchy consists of three broad levels:

•	Level 1: valuations consist of unadjusted quoted prices in active markets for identical assets and liabilities and has the highest priority;

•	Level 2: valuations rely on quoted prices in markets that are not active or observable inputs over the full term of the asset or liability;

•
Level 3: valuations are based on prices or third party or internal valuation models that require inputs that are significant to the fair value measurement and are less observable and thus have the lowest priority.

The Company classifies its commodity derivatives based upon the data used to determine fair value. The Company's derivative instruments at December 31, 2016 and 2015 were in the form of swaps based on NYMEX pricing for natural gas. The fair value of these derivatives is derived using an independent third-party’s valuation model that utilizes market-corroborated inputs that are observable over the term of the derivative contract. The Company’s fair value calculations also incorporate an estimate of the counterparties’ default risk for derivative assets and an estimate of the Company’s default risk for derivative liabilities. As a result, the Company designates its commodity derivatives as Level 2 in the fair value hierarchy.

The following table summarizes the Company’s assets (liabilities) that are subject to fair value measurement on a recurring basis as of December 31, 2016 and December 31, 2015 (in thousands):

	Fair Value Measurements Using
Instrument	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Commodity Derivatives:
At December 31, 2016	$—	$(4,750)	$—
At December 31, 2015	$—	$1,508	$—

The fair value of the Company's cash and cash equivalents approximated book value at December 31, 2016 and 2015. The fair value of the Multidraw Term Loan Agreement approximated face value as of December 31, 2016. The fair value of the Company's bank credit facility, which was terminated in October 2016, approximated book value as of December 31, 2015. The fair value of the Company's 2017 Notes, 2021 Notes and 2021 PIK Notes was determined based upon market quotes provided by an independent broker, which represents a Level 2 input. The following table summarizes the fair value of the 2017 Notes, 2021 Notes and 2021 PIK Notes as of December 31, 2016 and 2015, respectively (in thousands).

	Fair Value at 12/31/16	Face Value at 12/31/16	Carrying value at 12/31/16	Fair Value at 12/31/15	Face Value at 12/31/15	Carrying value at 12/31/15
2017 Notes	$21,970	$22,650	$22,568	$238,000	$350,000	$347,008
2021 Notes	12,192	14,177	15,228	—	—	—
2021 PIK Notes	177,732	243,468	248,600	—	—	—
	$211,894	$280,295	$286,396	$238,000	$350,000	$347,008